EXHIBIT 99.3

                     SWAP CONTRACT ADMINISTRATION AGREEMENT

            This SWAP CONTRACT ADMINISTRATION AGREEMENT, dated as of May 30, 2007 (this "Agreement"), among THE BANK OF NEW YORK ("BNY"), as Swap Contract Administrator (in such capacity, the "Swap Contract Administrator") and not in its individual or corporate capacity but solely as Trustee under the Pooling and Servicing Agreement referred to below (in such capacity, the "Trustee"), and COUNTRYWIDE HOME LOANS, INC. ("CHL").

            WHEREAS, CHL is a party to an interest rate swap agreement between CHL and Barclays Bank PLC (the "Counterparty"), with a Trade Date of May 17, 2007 and a reference number of 1762254B (the "CHL Swap Contract");

            WHEREAS, CWALT, Inc. is conveying certain mortgage loans and other related assets to a trust fund, Alternative Loan Trust 2007-OH1 (the "Trust Fund") created pursuant to a Pooling and Servicing Agreement, dated as of May 1, 2007 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, CHL, as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and the Trustee;

            WHEREAS, simultaneously with the execution and delivery of this Agreement, CHL is assigning all of its rights, and delegating all of its duties and obligations (other than its obligation to pay the Additional Payment (as defined in the CHL Swap Contract)), under the CHL Swap Contract to the Swap Contract Administrator pursuant to an assignment agreement, dated as of the date hereof (the "Assignment Agreement"), among CHL, as assignor, the Swap Contract Administrator, as assignee, and the Counterparty and the Swap Contract Administrator and the Counterparty are entering into a new confirmation with a Trade Date of May 17, 2007 and a reference number of 1762254B (the "Swap Contract"), a copy of which is attached to this Agreement at Exhibit A;

            WHEREAS, the parties hereto desire that the Trustee make remittances to the Swap Contract Administrator as contemplated by and to the extent provided in the Pooling and Servicing Agreement to cover payments due to the Counterparty under the Swap Contract;

            WHEREAS, CHL desires that the payments payable by the Counterparty on the Swap Contract be distributed to the Trustee under the Pooling and Servicing Agreement to be applied for the purposes specified in the Pooling and Servicing Agreement;

            WHEREAS, CHL and the Trustee desire to appoint the Swap Contract Administrator, and the Swap Contract Administrator desires to accept such appointment, to distribute funds received under the Swap Contract to the Trustee and to CHL as provided in this Agreement.

            NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:


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1. Definitions. Capitalized terms used but not otherwise defined in this
Agreement shall have the respective meanings assigned thereto in the Pooling and Servicing Agreement.

            Benefited Certificates: The LIBOR Certificates.

            Responsible Officer: When used with respect to the Swap Contract Administrator, any Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Swap Contract Administrator customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

            Swap Administration Account: The separate account created and maintained by the Swap Contract Administrator pursuant to Section 3 with a depository institution in the name of the Swap Contract Administrator for the benefit of the Counterparty and the Trustee on behalf of the Holders of the Benefited Certificates and designated "The Bank of New York for Barclays Bank PLC and certain registered Holders of CWALT, Inc., Mortgage Pass-Through Certificates, Series 2007-OH1". Funds in the Swap Administration Account shall be held for the Counterparty and the Trustee on behalf of the Holders of the Benefited Certificates as set forth in this Agreement.

2.    Appointment of Swap Contract Administrator.

      CHL and the Trustee hereby appoint BNY to serve as Swap Contract Administrator pursuant to this Agreement. The Swap Contract Administrator accepts such appointment and acknowledges the transfer and assignment to it of CHL's rights and obligations under the CHL Swap Contract pursuant to the Assignment Agreement. The Swap Contract Administrator agrees to exercise the rights referred to above for the benefit of the Trustee and the Counterparty and to perform the duties set forth in this Agreement.

3.    Receipt of Funds; Swap Administration Account.

      The Swap Contract Administrator hereby agrees to receive (i) on behalf of the Trustee, all amounts paid by the Counterparty under the Swap Contract and
(ii) on behalf of the Counterparty, all amounts remitted by the Trustee pursuant to the Pooling and Servicing Agreement for payment to the Counterparty under the Swap Contract. The Swap Contract Administrator shall establish and maintain a Swap Administration Account into which the Swap Contract Administrator shall deposit or cause to be deposited on the Business Day of receipt, (x) all amounts remitted by the Trustee for payment to the Counterparty pursuant to the Swap Contract and (y) all amounts payable by the Counterparty under the Swap Contract. All funds deposited in the Swap Administration Account shall be held for the benefit of the Counterparty and the Trustee on behalf of the Holders of the Benefited Certificates until withdrawn in accordance with Section 4.

      The Swap Administration Account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement. Funds in the Swap Administration Account shall remain uninvested.


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      The Swap Contract Administrator shall give at least 30 days' advance notice to the Counterparty and the Trustee of any proposed change of location of the Swap Administration Account prior to any change thereof.

4.    Calculations; Distribution of Payments; Delivery of Notices.

      The Swap Contract Administrator hereby agrees to make payments based on the information provided by the Trustee and the Counterparty, and the Swap Contract Administrator shall, absent manifest error, be entitled to rely on information provided by the Trustee and the Counterparty.

      On the Business Day of receipt of any payment from the Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Swap Administration Account and distribute such amount to the Trustee for deposit into the Swap Account.

      On the Business Day of receipt of any payment from the Trustee for payment to the Counterparty, the Swap Contract Administrator shall withdraw the amount of such payment from the Swap Administration Account and distribute such amount to the Counterparty in accordance with the wiring instructions specified in the Swap Contract.

      The Swap Contract Administrator shall prepare and deliver any notices required to be delivered under the Swap Contract.

      On the Business Day of receipt of any notices, information or reports received by the Swap Contract Administrator from the Counterparty, the Swap Contract Administrator shall provide the same to the Trustee, including without limitation information regarding any Swap Termination Payment that will be payable by the Swap Contract Administrator to the Counterparty with respect to the next Distribution Date.

5.    Control Rights; Delivery Amounts; Replacement Swap Contract.

      The Trustee shall have the right to direct the Swap Contract Administrator with respect to the exercise of any right under the Swap Contract (such as the right to designate an Early Termination Date following an Event of Default or Termination Event (each such term as defined in the Swap Contract)).

      If the obligations of the Counterparty are, or shall become, guaranteed pursuant to the guarantee of any party (whether an affiliate of the Counterparty or otherwise), then the Swap Contract Administrator shall promptly demand in accordance with the terms of the guarantee from such guarantor all amounts payable or deliverable by the Counterparty under the Swap Contract in the event that the Counterparty fails to make timely payment or delivery of such amounts.

      Upon the Swap Contract Administrator or the Trustee obtaining actual knowledge of a Collateral Event (as defined in the Swap Contract), the Swap Contract Administrator, at the direction of the Trustee, shall (i) demand delivery of the Delivery Amount (as defined in the Swap Contract) from the Counterparty on each Valuation Date (as defined in the Swap


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Contract), if applicable, (ii) deliver to the Counterparty the Return Amount (as defined in the Swap Contract) on each Valuation Date, if applicable, as well as Distributions and the Interest Amount (each as defined in the Swap Contract), to the extent required under the Swap Contract and (iii) take such other action required under the Swap Contract. If a Delivery Amount is demanded, the Swap Contract Administrator shall establish an account to hold cash or other eligible investments pledged under the Swap Contract. Any such account shall be an "Eligible Account" as defined in the Pooling and Servicing Agreement. Any cash or other Eligible Collateral (as defined in the Swap Contract) pledged under the Swap Contract shall not be part of the Swap Administration Account unless they are applied in accordance with the Swap Contract to make a payment due to the Swap Contract Administrator pursuant to the Swap Contract.

      In the event that the Swap Contract is terminated, CHL shall assist the Swap Contract Administrator in procuring a replacement swap contract with terms approximating those of the original Swap Contract, and the Swap Contract Administrator shall enter into a replacement swap contract procured by CHL or the Counterparty and continue to serve as Swap Contract Administrator pursuant to the terms hereof. Any Swap Termination Payment received from the Counterparty shall be used to pay any upfront amount required under any replacement swap contract, and any excess shall be distributed to CHL. In the event that a replacement swap contract cannot be procured, any Swap Termination Payment received from the Counterparty in respect of the termination of the original Swap Contract shall be held in the Swap Administration Account and distributed as provided in Section 4 and the Pooling and Servicing Agreement.

      In the event that a replacement swap is procured and the replacement counterparty pays an upfront amount to the Swap Contract Administrator in connection with the execution of the replacement swap contract, then (i) if that upfront amount is not received prior to the Distribution Date on which any Swap Termination Payment was due to the Counterparty under the original Swap Contract, that upfront amount shall be held in the Swap Administration Account and distributed as provided in Section 4 and the Pooling and Servicing Agreement, and (ii) if that upfront amount is received prior to the Distribution Date on which any Swap Termination Payment is due to the Counterparty under the original Swap Contract, the Swap Contract Administrator shall remit to the Trustee, to be included in Interest Funds, the portion of such upfront amount equal to the lesser of (x) such upfront amount and (y) the amount of the Swap Termination Payment due to the Counterparty under the original Swap Contract. Any upfront amount paid by a replacement counterparty that is not remitted by the Swap Contract Administrator to the Trustee pursuant to clause (ii) of the preceding sentence shall be distributed to CHL.

6. Representations and Warranties of the Swap Contract Administrator. The Swap Contract Administrator represents and warrants as follows:

      (a) BNY is duly organized and validly existing as a banking corporation under the laws of the State of New York and has all requisite power and authority to execute and deliver this Agreement and to perform its obligations as Swap Contract Administrator under this Agreement.

      (b) The execution, delivery and performance of this Agreement by BNY as Swap Contract Administrator has been duly authorized by BNY.


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      (c)   This Agreement has been duly executed and delivered by BNY as Swap
            Contract Administrator and is enforceable against BNY in accordance with its terms, except as enforceability may be affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law).

      (d) The execution, delivery and performance of this Agreement by BNY as Swap Contract Administrator will not result in a breach of the organizational documents of BNY and will not violate any applicable law, rule or regulation of the United States or the State of New York.

7.    Certain Matters Concerning the Swap Contract Administrator.

      (a) The Swap Contract Administrator shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement.

      (b) No provision of this Agreement shall be construed to relieve the Swap Contract Administrator from liability for its own grossly negligent action, its own grossly negligent failure to act or its own willful misconduct, its grossly negligent failure to perform its obligations in compliance with this Agreement, or any liability that would be imposed by reason of its willful misfeasance or bad faith; provided that:

            (i) the duties and obligations of the Swap Contract Administrator shall be determined solely by the express provisions of this Agreement, the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Swap Contract Administrator and the Swap Contract Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Swap Contract Administrator and conforming to the requirements of this Agreement that it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

            (ii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Swap Contract Administrator, unless the Swap Contract Administrator was grossly negligent or acted in bad faith or with willful misfeasance; and

            (iii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of


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                  the Trustee or CHL, or exercising any power conferred upon the
                  Swap Contract Administrator under this Agreement.

      (c)   Except as otherwise provided in Sections 7(a) and 7(b):

            (i) the Swap Contract Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, officer's certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) the Swap Contract Administrator may consult with counsel and any opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such opinion of counsel;

            (iii) the Swap Contract Administrator shall not be liable, individually or as Swap Contract Administrator, for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (iv) the Swap Contract Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by the Counterparty, CHL or the Trustee; provided, however, that if the payment within a reasonable time to the Swap Contract Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Swap Contract Administrator not reasonably assured to the Swap Contract Administrator by the Counterparty, CHL and/or the Trustee, the Swap Contract Administrator may require reasonable indemnity against such expense, or liability from the Counterparty, CHL and/or the Trustee, as the case may be, as a condition to taking any such action; and

            (v) the Swap Contract Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it.

      (d) CHL covenants and agrees to pay or reimburse the Swap Contract Administrator, upon its request, for all reasonable expenses and disbursements incurred or made by the Swap Contract Administrator in accordance with any of the provisions of this Agreement except any such expense or disbursement as may arise from its negligence, bad faith or willful misconduct. The Swap Contract Administrator


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            and any director, officer, employee or agent of the Swap Contract
            Administrator shall be indemnified by CHL and held harmless against any loss, liability or expense incurred in connection with any legal action relating to this Agreement, the Swap Contract or the Assignment Agreement, or in connection with the performance of any of the Swap Contract Administrator's duties hereunder or thereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Swap Contract Administrator's duties hereunder or thereunder. Such indemnity shall survive the termination of this Agreement or the resignation of the Swap Contract Administrator hereunder and under the Swap Contract and the Assignment Agreement. Notwithstanding anything to the contrary in this Section 7(d), any expenses, disbursements, losses or liabilities of the Swap Contract Administrator or any director, officer, employee or agent thereof that are made or incurred as a result of any request, order or direction of any NIM Insurer or any of the Certificateholders made to the Trustee as contemplated by Section 8.02(ix) of the Pooling and Servicing Agreement and consequently made to the Swap Contract Administrator by the Trustee shall be payable by the Trustee out of the security or indemnity provided by any NIM Insurer or such Certificateholders pursuant to Section 8.02(ix) of the Pooling and Servicing Agreement.

      (e) Upon the resignation of BNY as Trustee in accordance with the Pooling and Servicing Agreement, (i) BNY shall resign and be discharged from its duties as Swap Contract Administrator hereunder and (ii) the Person that succeeds BNY as Trustee shall be appointed as successor Swap Contract Administrator hereunder upon its execution, acknowledgement and delivery of the instrument accepting such appointment in accordance with Section 8.08 of the Pooling and Servicing Agreement, whereupon the duties of the Swap Contract Administrator hereunder shall pass to such Person. In addition, upon the appointment of a successor Trustee under the Pooling and Servicing Agreement, such successor Trustee shall succeed to the rights of the Trustee hereunder.

8.    Miscellaneous.

      (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

      (b) Each of BNY and CHL hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceedings arising out of or relating to this Agreement.

      (c) The Counterparty shall be an express third party beneficiary of this Agreement for the purpose of enforcing the provisions hereof to the extent of the Counterparty's rights explicitly specified herein as if a party hereto.

      (d) This Agreement shall terminate upon the termination of the Swap Contract and the disbursement by the Swap Contract Administrator of all funds received under


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            the Swap Contract to the Trustee on behalf of the Holders of the
            Benefited Certificates.

      (e) This Agreement may be amended, supplemented or modified in writing by the parties hereto, provided that no amendment shall adversely affect in any material respect the Counterparty without the prior written consent of the Counterparty, which consent shall not be unreasonably withheld.

      (f) This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by facsimile transmission), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

      (g) Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      (h) The representations and warranties made by the parties to this Agreement shall survive the execution and delivery of this Agreement. No act or omission on the part of any party hereto shall constitute a waiver of any such representation or warranty.

      (i) The article and section headings in this Agreement are for convenience of reference only, and shall not limit or otherwise affect the meaning of this Agreement.

                            [SIGNATURE PAGE FOLLOWS]


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                  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.

                                    THE BANK OF NEW YORK,
                                    as Swap Contract Administrator


                                    By:  /s/ Matthew Sabino
                                         --------------------------------
                                    Name:  Matthew Sabino
                                    Title:  Assistant Treasurer


                                    THE BANK OF NEW YORK,
                                    not in its individual or corporate capacity but solely as Trustee


                                    By:  /s/ Matthew Sabino
                                         --------------------------------
                                    Name:  Matthew Sabino
                                    Title:  Assistant Treasurer


                                    COUNTRYWIDE HOME LOANS, INC.


                                    By: /s/ Michael Schloessmann
                                    Name:  Michael Schloessmann
                                    Title: Managing Director


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                                    EXHIBIT A

                                  SWAP CONTRACT


























                                      A-1